UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 6, 2009

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	N49 W13650 Campbell Drive Menomonee Falls, WI 53051	53051
	(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On October 6, 2009 Magnetek, Inc. announced that it has received a follow-on production order for wind power inverters valued at $11 million.  Magnetek’s E-Force Wind Inverters are scheduled to be delivered to its customer beginning in December 2009 through November 2010.

A copy of the press release dated October 6, 2009 entitled “Magnetek Receives Follow-on Order for Large Wind Power Inverters” is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits
.

Exhibit No.	Description
99.1	Press Release dated as of October 6, 2009 entitled “Magnetek Receives Follow-on Order for Large Wind Power Inverters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2009

MAGNETEK, INC.

/s/	Marty J. Schwenner
By:	Marty J. Schwenner
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Magnetek, Inc. Press Release dated as of October 6, 2009 entitled “Magnetek Receives Follow-on Order for Large Wind Power Inverters”